Exhibit 10.1

EXTENSION AMENDMENT

EXTENSION AMENDMENT, dated as of November 12, 2019 (this “Extension Amendment”), to the Amended and Restated Credit Agreement, dated as of March 21, 2011, as amended and restated as of June 26, 2014, as further amended and restated as of June 30, 2016, as further amended as of July 13, 2018, and as further amended and restated as of September 26, 2018 (as otherwise amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”), among Brunswick Corporation, a Delaware corporation (the “Company”), certain subsidiaries of the Company that may be Subsidiary Borrowers party thereto (the “Subsidiary Borrowers”, and together with the Company, the “Borrowers”), the Company as guarantor of the amount owing by each Subsidiary Borrower thereunder (the “Guarantor”), the several banks and other financial institutions or entities from time to time party thereto as lenders (collectively and including the Issuing Lenders, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and the other Agents party thereto, among the Company, the other Loan Parties, the Administrative Agent and the lenders party hereto that represent at least Required Lenders under the Existing Credit Agreement (the “Extending Lenders”; such Lenders under the Existing Credit Agreement on the date hereof that are not Extending Lenders, the “Non-Extending Lenders”).

The Existing Credit Agreement, as amended by this Extension Amendment, is referred to in this Extension Amendment as the “Amended Credit Agreement”.

W I T N E S S E T H:

WHEREAS, the Company, the Subsidiary Borrowers, the Guarantor, the Lenders, the Agents and the Administrative Agent are parties to the Existing Credit Agreement;

WHEREAS, the Company has requested that each Lender extend such Lender’s Commitment Termination Date for an additional year pursuant to Section 2.24 of the Existing Credit Agreement; and

WHEREAS, each Lender that executes this Extension Amendment as an  Extending Lender is willing to agree to extend its Commitment Termination Date pursuant to Section 2.24 of the Existing Credit Agreement and as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.         Defined Terms.  Terms defined in the Existing Credit Agreement and used herein (including, without limitation, in the recitals hereto) shall have the meaning given to them in the Existing Credit Agreement unless otherwise defined herein.

2.         Amendments to the Existing Credit Agreement.

(a)      Additional Defined Terms. The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 of the Existing Credit Agreement:““2019 Extending Lenders” means the “Extending Lenders” as defined in the Extension Amendment.”

““2019 Non-Extending Lenders” means the “Non-Extending Lenders” as defined in the Extension Amendment.  As of the Extension Amendment Effective Date, the 2019 Non-Extending Lenders are deemed “Non-Extending Lenders” as defined under this Agreement.”

““Extension Amendment” means that certain Extension Amendment, dated as of November 12, 2019 among the Borrowers, the Guarantor, the 2019 Extending Lenders and the Administrative Agent.”

““Extension Amendment Effective Date” has the meaning set forth in the Extension Amendment.”

(b)          Defined Term.  Section 1.01 of the Existing Credit Agreement is hereby amended by (i) deleting the definition of “Commitment Termination Date” in its entirety and (ii) replacing, in lieu thereof, with the following:

 ““Commitment Termination Date” means the later of (a) for any 2019 Non-Extending Lender, (i) September 26, 2023 and (ii) if the Commitments of such 2019 Non-Extending Lender are extended pursuant to Section 2.24, such extended termination date as determined pursuant to such Section 2.24 and (b) for any 2019 Extending Lender, (i) September 26, 2024 and (ii) if the Commitments of such 2019 Extending Lender are extended pursuant to Section 2.24, such extended termination date as determined pursuant to such Section 2.24; provided, however, that, in each case, if such date is not a Business Day, the Commitment Termination Date shall be the immediately preceding Business Day.  As of the Extension Amendment Effective Date, the date set forth in clause (a)(i) of the preceding sentence is deemed an “Existing Termination Date” as defined under this Agreement and the date set forth in clause (a)(ii) of the preceding sentence is deemed an “Extended Commitment Termination Date” under this Agreement.”

(c)          Amendment to Section 2.24(a).  Section 2.24(a) of the Existing Credit Agreement is hereby amended by replacing the first parenthetical statement in such Section with the following language:  “(but no more than one time under this Agreement, in addition to the request effected pursuant to the Extension Amendment)”.

(d)          Schedule 1.01A.  Schedule 1.01A of the Existing Credit Agreement is hereby amended and restated in its entirety with the schedule of Commitments set forth in Exhibit A of this Extension Amendment.

(e)          Other Matters.  The parties hereto acknowledge and agree to the following:

(i)          Pursuant to Section 2.24(b) of the Existing Credit Agreement, following the Extension Amendment Effective Date, the LC Exposure shall continue to be held ratably among the lenders under the Amended Credit Agreement, but on the Commitment Termination Date (as defined under the Amended Credit Agreement) applicable to the Loans of any Non-Extending Lender, the LC Exposure under the Amended Credit Agreement of such Non-Extending Lender shall be ratably reallocated, to the extent of the unused Commitments of the Extending Lenders, to such Extending Lenders (without regard to whether the conditions set forth in Section 4.02 of the Existing Credit Agreement can then be satisfied) and the Borrowers shall cash collateralize the balance of such LC Exposure under the Amended Credit Agreement in accordance with Section 2.06(k) of the Existing Credit Agreement.

(ii)          Pursuant to Section 2.24(e)(iii) of the Existing Credit Agreement, on the Commitment Termination Date (as defined under the Amended Credit Agreement) applicable to Loans of any Non-Extending Lender, each of the Borrowers shall repay any outstanding Loans of each Non-Extending Lender that has not been replaced as provided in Section 2.24(c) of the Existing Credit Agreement (and pay any additional amounts required pursuant to Section 2.16 of the Existing Credit Agreement).

3.          Conditions to Effectiveness of this Amendment.  This Extension Amendment shall become effective (the date of such effectiveness, the “Extension Amendment Effective Date”) upon the satisfaction of or waiver by the Administrative Agent of the following conditions:

(a)          Execution of Counterparts.  This Extension Amendment shall have been executed and delivered by the Company, the other Loan Parties, the Administrative Agent and the Extending Lenders; and

(b)          Representations and Warranties.  Each of the representations and warranties made by the Loan Parties in Section 4 hereof shall be true and correct.

(c)          Fees.  All fees required to be paid on the Extension Amendment Effective Date and reasonable out-of-pocket expenses required to be paid on the Extension Amendment Effective Date, in each case to the extent invoiced at least three business days prior to the Extension Amendment Effective Date (except as otherwise reasonably agreed by the Company) and to the extent such fees and expenses are required to be paid pursuant to Section 10.03 of the Existing Credit Agreement, shall be paid substantially concurrently with the effectiveness of this Extension Amendment.

(d)          Officers Certificate.  The Administrative Agent shall have received a certificate, signed by a Financial Officer and dated the Extension Amendment Effective Date stating that the representations and warranties contained in Section 4 hereof are true and correct.

4.          Representation and Warranties.  To induce the Administrative Agent and the Extending Lenders to enter into this Extension Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and each Extending Lender that:

(a)          On and as of the Extension Amendment Effective Date, the representations and warranties of the Loan Parties set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, to the extent subject to materiality or Material Adverse Effect qualifiers, in all respects) on and as of the Extension Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific earlier date, as of such specific date).

(b)          At the time of and immediately after giving effect to this Extension Amendment, no Default or Event of Default shall have occurred and be continuing.

5.          Effect.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.  After the date hereof, any reference in the Loan Documents to the Existing Credit Agreement shall mean the Amended Credit Agreement.

6.          Counterparts.  This Extension Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

7.          Severability.  Any provision of this Extension Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

8.          Integration.  This Extension Amendment shall constitute a Loan Document.  This Extension Amendment and the other Loan Documents constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

9.          GOVERNING LAW.  THIS EXTENSION AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Extension Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BRUNSWICK CORPORATION, as a Borrower and the Guarantor

By:	/s/ Ryan M. Gwillim
Name: Ryan M. Gwillim
Title: Vice President—Finance and Treasurer

BRUNSWICK MARINE IN EMEA, INC., as a Borrower

By:	/s/ Ryan M. Gwillim
Name: Ryan M. Gwillim
Title: Treasurer

BRUNSWICK INTERNATIONAL LIMITED, as a Borrower

By:	/s/ Ryan M. Gwillim
Name: Ryan M. Gwillim
Title: Vice President—Finance and Treasurer

MARINE POWER INTERNATIONAL LIMITED, as a Borrower

By:	/s/ Ryan M. Gwillim
Name: Ryan M. Gwillim
Title: Treasurer

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a Lender, and Issuing Lender and an Extending Lender

By:	/s/ Tony Yung
Name: Tony Yung
Title: Executive Director

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

BANK OF AMERICA, N.A., as a Lender, an Issuing Bank and an Extending Lende

By:	/s/ Nicholas Cheng
Name: Nicholas Cheng
Title: Director

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

WELLS FARGO BANK, N.A., as a Lender, an Issuing Bank and an Extending Lender

By:	/s/ Joseph Gricco
Name: Joseph Gricco
Title: Vice President

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

U.S. Bank National Association, as a Lender and an Extending Lender

By:	/s/ James N. Devries
Name: James N. Devries
Title: Senior Vice President

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

Citizens Bank N.A., as a Lender and an Extending Lender

By:	/s/ Thomas Lass
Name: Thomas Lass
Title: Senior Vice President

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

SUNTRUST BANK, as a Lender and an Extending Lender

By:	/s/ Carlos Cruz
Name: Carlos Cruz
Title: Director

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

CITIBANK, N.A., as a Lender and an Extending Lender

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

BMO HARRIS BANK N.A., as a Lender and an Extending Lender

By:	/s/ Jason Deegan
Name: Jason Deegan
Title: Director

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

KBC Bank N.V., New York Branch, as a Lender and an Extending Lender

By:	/s/ Nicholas Fiore
Name: Nicholas Fiore
Title: Director

If your institution requires a second signature:

By:	/s/ Robbie Claes
Name: Robbie Claes
Title: Managing Director

[Signature Page to Brunswick Revolving Credit Agreement Extension Amendment]

EXHIBIT A
Commitments

[On file with the Administrative Agent.]